SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CYTODYN INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No Fee Required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount previously paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

ADDITIONAL INFORMATION REGARDING THE SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON JULY 22, 2020

The following Notice amends the original Notice of Special Meeting of Stockholders (“Special Meeting”) included with the proxy statement of CytoDyn Inc. (the “Company”) dated June 22, 2020 (the “Proxy Statement”) provided to the stockholders of the Company in connection with the Special Meeting to be held on July 22, 2020. As described below, the Special Meeting will now be held in a virtual format only.

In addition, on July 8, 2020, the Company issued the attached press release related to the change to a virtual format.

This supplement is being filed with the Securities and Exchange Commission and is being made available to stockholders on or about July 8, 2020

THE FOLLOWING NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

NOTICE OF CHANGE IN LOCATION FOR SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON JULY 22, 2020

To the Stockholders of CytoDyn Inc.:

Due to the ongoing public health impact of the coronavirus pandemic (COVID-19), NOTICE IS HEREBY GIVEN that the location of the Special Meeting of Stockholders (the “Special Meeting”) of CytoDyn Inc. has been changed. As previously announced, the Special Meeting will be held on Wednesday, July 22 at 9:30 a.m. Pacific Time. In light of public health concerns, the Special Meeting will be held in a virtual meeting format only, via live audio webcast. You will not be able to attend the Special Meeting physically in person.

The Special Meeting of Stockholders of CytoDyn Inc. will be held online on July 22, 2020 at 9:30 a.m. Pacific Time at http://www.meetingcenter.io/285700571 for the following purposes:

1.	Approval of a proposal to amend the Company’s Certificate of Incorporation to increase the total number of authorized shares of common stock from 700,000,000 shares to 800,000,000 shares; and

2.	Approval of a proposal for the adjournment of the Special Meeting to solicit additional proxies, if there are insufficient proxies at the Special Meeting to approve the foregoing proposal.

The foregoing items of business are more fully described in the Proxy Statement.

The Board of Directors has fixed June 17, 2020 as the record date for the meeting. Only stockholders of record at the close of business on June 17, 2020, will be entitled to notice of and to vote at the Special Meeting or any postponements or adjournments thereof.

Any stockholder who wishes to participate in the Annual Meeting via remote communication should follow the instructions below to access the virtual meeting at http://www.meetingcenter.io/285700571, meeting password: CYDY2020.

Stockholders of record as of the close of business on June 17, 2020 may participate in the meeting as a “Stockholder” or as a “Guest.” If you were a stockholder and have your control number, you may vote during the Special Meeting by following the instructions available on the meeting website during the meeting. For registered stockholders, the control number can be found on your proxy card or notice, or email you previously received. If you do not have your control number, you may attend as a guest but will not have the option to vote your shares or ask questions at the virtual meeting.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Special Meeting. To register you must submit proof of your proxy power (legal proxy) reflecting your CytoDyn Inc. holdings along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on July 17, 2020. You will receive a confirmation email from Computershare of your registration.

Requests for registration should be directed to Computershare at the following address:

By email:

Forward the email from your broker, or attach an image of your legal proxy, to legalproxy@computershare.com

Whether you plan to attend the virtual Special Meeting, we urge you to vote in advance of the Special Meeting by one of the methods described in the Proxy Statement. The proxy card included with the proxy materials previously distributed will not be updated to reflect the change in location to a virtual meeting and should be used to vote your shares in connection with the Special Meeting. If you have already voted by Internet, by phone or by mail, you do not need to vote again.

By Order of the Board of Directors

Arian Colachis
Corporate Secretary

Vancouver, WA

July 8, 2020

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

STOCKHOLDERS’ MEETING TO BE HELD ON JULY 22, 2020:

The proxy statement for the Special Meeting is available at www.cytodyn.com.

IMPORTANT UPDATE FOR CYTODYN SPECIAL MEETING OF STOCKHOLDERS

Change in Location of the Special Meeting to be held on July 22, 2020

Meeting Date: July 22, 2020

Meeting Time: 9:30 a.m. (Pacific Time)

Meeting Access: http://www.meetingcenter.io/285700571

VANCOUVER, Washington, July 08, 2020 (GLOBAL NEWSWIRE)—Due to the emerging public health impact of the coronavirus outbreak (COVID-19) and to support the health and well-being of our employees, stockholders, and our community please note that the CytoDyn Inc. Special Meeting of Stockholders will be held on July 22, 2020 in virtual format only. In person attendance at the Special Meeting by stockholders will not be permitted.

To access the virtual meeting please click the Virtual Stockholder Meeting link. To login to the virtual meeting, you have two options: Join as a “Guest” or Join as a “Stockholder.” If you join as a “Stockholder,” you will be required to have a control number and password to login to the virtual meeting. The password for the meeting is CYDY2020.

If you were a stockholder as of the close of business on June 17, 2020 and have your control number, you may vote during the Special Meeting by following the instructions available on the meeting website during the meeting. For registered stockholders, the control number can be found on your proxy card or notice, or email you previously received.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Special Meeting. To register you must submit proof of your proxy power (legal proxy) reflecting your CytoDyn Inc. holdings along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on July 17, 2020. You will receive a confirmation email from Computershare of your registration.

Requests for registration should be directed to Computershare at the following address:

By email:

Forward the email from your broker, or attach an image of your legal proxy, to legalproxy@computershare.com

If you do not have your control number, you may attend as a guest but will not have the option to vote your shares or ask questions at the virtual meeting.

Stockholders are reminded to vote their shares whether they plan to attend the virtual meeting or not. Stockholders may vote their shares in advance of the meeting by one of the methods described in CytoDyn’s Proxy Statement filed with the SEC on June 22, 2020.

Please note that the proxy card included with the proxy materials previously distributed will not be updated to reflect the change in location and may continue to be used to vote your shares in connection with the Special Meeting.

About CytoDyn

CytoDyn is a late-stage biotechnology company developing innovative treatments for multiple therapeutic indications based on leronlimab, a novel humanized monoclonal antibody targeting the CCR5 receptor. CCR5 appears to play a critical role in the ability of HIV to enter and infect healthy T-cells. The CCR5 receptor also appears to be implicated in tumor metastasis and immune-mediated illnesses, such as GvHD and NASH. CytoDyn has successfully completed a Phase 3 pivotal trial with leronlimab in combination with standard antiretroviral therapies in HIV-infected treatment-experienced patients. CytoDyn filed its BLA in April 2020 to seek FDA approval for leronlimab as a combination therapy for highly treatment experienced HIV patients, and submitted additional FDA requested clinical datasets on May 11, 2020. CytoDyn is also conducting a Phase 3 investigative trial with leronlimab as a once-weekly monotherapy for HIV-infected patients. CytoDyn plans to initiate a registration-directed study of leronlimab monotherapy indication. If successful, it could support a label extension. Clinical results to date from multiple trials have shown that leronlimab can significantly reduce viral burden in people infected with HIV. No drug-related serious site injection reactions reported in about 800 patients treated with leronlimab and no drug-related SAEs reported in patients treated with 700 mg dose of leronlimab. Moreover, a Phase 2b clinical trial demonstrated that leronlimab monotherapy can prevent viral escape in HIV-infected patients; some patients on leronlimab monotherapy have remained virally suppressed for more than five years. CytoDyn is also conducting a Phase 2 trial to evaluate leronlimab for the prevention of GvHD and a Phase 1b/2 clinical trial with leronlimab in metastatic triple-negative breast cancer. More information is at www.cytodyn.com.